Statement of Additional Information (SAI) Supplement — June 6, 2011*

For the SAI dated May 27, 2011 for the following funds:

Fund Name
Columbia Global Equity Fund
Columbia Global Extended Alpha Fund

The portfolio manager reporting for the Fund in Table 19. Portfolio Managers, in the Funds’ SAI is superseded and replaced with the following:

Reporting is provided as of the end of the most recent fiscal year end, unless otherwise noted.

Table 19. Portfolio Managers

Other Accounts Managed (excluding the fund)
					Ownership	Potential
		Number and type	Approximate Total Net	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of account*	Assets	Accounts(a)	Shares	of Interest	Compensation
For funds with fiscal period ending October 31

Columbia	Stephen Thornber	3 RICs	$114.0 million	2 RICs ($79 M)
Global Equity		1 other account	$455.0 million

	Esther Perkins(b)	1 RIC	$551.87 million	None	None(c)	(10)	(28)
		1 PIV	$16.0 million
		4 other accounts	$709.0 million

Columbia	Jeremy Podger	4 RICs	$2.92 billion	1 RIC ($2 M)
Global		2 other accounts	$64.0 million		None(c)	(10)	(28)

Extended	Stephen Thornber(b)	3 RICs	$567.0 million	2 RICs ($479 M)
Alpha		1 other account	$152.0 million

*	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.

(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)	The portfolio manager began managing the fund effective June 6, 2011; reporting information is provided as of April 30, 2011.

(c)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

S-6500-42 A (6/11)

*Valid until next update.